Exhibit 99.2

© 2026 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Fiscal First Quarter 2026 Earnings Presentation May 14, 2025

No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements, which include statements regarding Faraday Future Intelligent Electric Inc.’s (the “Company’s”) business plan (including but not limited to annual targets and milestones), the development of markets in which the Company operates or seeks to operate, entry into the Embodied AI Robotics market and plans and financial forecasts and targets, including but not limited to the potential for an IPO or spin - off of the robotics business, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. These forward - looking statements speak only as of the date of this call, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. tariff uncertainty for imported products, particularly from China; the ability of the U.S. Department of Commerce to review, condition, or prohibit robotics - related transactions with a China OEM; demand from automobile dealers for robotics products; the Company’s ability to maintain its listing on Nasdaq; the Company’s ability to timely regain compliance with Nasdaq’s $1.00 minimum bid price requirement; that the Company’s common stock will be suspended from trading on Nasdaq if the closing price of its Class A common stock is $0.10 or less for 10 consecutive trading days; the availability of sufficient share capital to execute on its strategy, which the Company currently lacks; the agreement of stockholders to substantially increase the Company’s share capital, which could result in substantial additional dilution; the Company's ability to continue as a going concern and improve its liquidity and financial position; the Company's ability to pay its outstanding obligations; the Company's ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company's limited operating history and the significant barriers to growth it faces; the Company's history of losses and expectation of continued losses; the success of the Company's payroll expense reduction plan; the Company's ability to execute on its plans to develop and market its vehicles and robots and the timing of these development programs; the Company's estimates of the size of the markets for its vehicles and robots and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company's vehicles; the Company's ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company's vehicles; current and potential litigation involving the Company; the Company's ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company's indebtedness; the Company's ability to use its "at - the - market" program; insurance coverage; general economic and market conditions impacting demand for the Company's products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company's dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company's stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Company's Form 10 - K for the year ended December 31, 2025 filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC. This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers' experience in the industry. Similarly, although the Company believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and the Company has not independently verified this information. © 2026 FARADAY FUTURE

P A R T I Positioning & Strategy Evolving Faraday Future into a U.S. - based Physical AI ecosystem company

S T R A T E G I C E V O L U T I O N A U.S. - based Physical AI Ecosystem Company FF will officially evolve into a U.S. - based Physical AI ecosystem company , committed to an AI - first philosophy . Two Product Engines in EAI Robotics 01 EAI Humanoid & Bionic Robots Phase I priority business — driving near - term revenue with positive product gross margin. 02 EAI Automotive Robots Complementary engine — full launch only once strategic / long - term funding is secured. Three - in - One Ecosystem EAI Device Physical gateway EAI Brain & Open - Source and Open Developer Platform Smarts our products Centralized & Decentralized Data Factory Fuel for the flywheel Faraday Future · First Quarter 2026 Earnings Call

EXECUTION ROADMAP

Phase I — A Disciplined, Capital-Light Path

Strategic Execution Standpoint

Humanoid & bionic robotics is our primary focus; Automotive robotics serves as a complementary business.

- ✓ **Low Cost**
- ✓ **Low Capital Intensity**
- ✓ **Low Risk**
- ✓ **Maximize Stockholders' Value**


EAI Device
EAI Ecosystem
Evolution through Brain Growth
Data Training
Data support Brain Growth
EAI Brain & Open Source &Open Developer Platform
EAI Centralized & Decentralized Data Factory

Externally, by open-sourcing our technologies, platforms, and protocols, we connect industry partners, developers, stockholders, and users at scale — building a shared ecosystem where everyone co-creates and shares the value.

Faraday Future · First Quarter 2026 Earnings Call

P A R T I I Highlights of Q1 & Subsequent Events Business · Finance · Capital Markets · System Building

EAI DEVICE UPDATE

First U.S. Company to Deliver Humanoid & Bionic Robots



Futurist *5'7" · 152 lbs*

Full-Size Professional EAI Humanoid Robot.



Master *4'4" · 77 lbs*

Athletic EAI Humanoid Companion.



Aegis *Approx. 33 lbs*

Professional, Embodied-AI Quadruped Robot.

1,200+ Cumulative non-binding, non-refundable paid pre-orders (Feb 4)

68 Units shipped by end of April

+ Positive product gross margin

Regulatory Certifications All three robot lines obtained all certifications needed for formal sale in the U.S. — meeting safety, security, and spectrum standards.

Dealer Network Expansion MOUs signed with mainstream U.S. dealerships post-NADA for FX Super One and robot sales; exploring customized leasing programs.

Faraday Future · First Quarter 2026 Earnings Call

EAI BRAIN & OPEN SOURCE & OPEN DEVELOPER PLATFORM

Brain Smarts Our Products

EAI BRAIN

Bridging Simulation & Real-Robot Data Training

Closed loop of efficient **Sim2Sim and Sim2Real** deployment and continuous model self-evolution.

Targeting manipulation autonomy by year end.

Live & Operating:

- Cross-platform architecture for self-developed EAI Interactive Brain
- Commercial demos running across multiple sectors
- Data Portal, Cloud Platform, Robot Management V1.0 — all live

OPEN SOURCE & OPEN DEVELOPER PLATFORM

Enabling System for Our Strategy

Opening our platform to global developers — speeding the flywheel and establishing a differentiated competitive moat.

Recent Milestones:

- EAI Developer Platform strategy launch in San Francisco
- OpenClaw open-source framework integrated into Agent layer
- First practical OpenClaw applications running on our robots

Faraday Future · First Quarter 2026 Earnings Call

DATA FACTORY UPDATE

Data Fuels Our Strategy

R&D-to-sales loop closed in two months — first sales order signed and delivery begun.

CENTRALIZED

Centralized Data Factory

Full-stack in-house software suite: collection, validation, upload, conversion — on par with industry benchmark tools.

First centralized supermarket shelf scenario deployed at LA HQ. Teleoperation data business in active market outreach.

DECENTRALIZED

Decentralized Data Factory

Built our own data collection software — eliminating costly third-party robot hardware purchases.

Full pipeline live: collection → processing → FF Cloud upload. First batch of pilot real-world data collected across our EAI Devices.

STRATEGIC COLLABORATION

BIBS–FF AI Robotics Institute

MoU signed with Boston International Business School — the first industry-driven Physical AI and robotics institute in the U.S.

Faraday Future · First Quarter 2026 Earnings Call

FINANCE

Q1 2026 Financial Results

Robotics emerged as the Company's new revenue engine in its inaugural quarter of deliveries.

↑ 62% YoY

Q1 2026 Revenue

$512K (vs. $316K)

Nearly matches FY2025 $536K

↓ 18% YoY

Loss from Operations

$35.9M (vs. $43.8M)

narrowed

↓ 33% YoY

G&A Expenses

$9.2M (vs. $13.7M)

reduced professional fees

↑ 148% QoQ

Stockholders' Equity

$19.2M (vs. $7.7M)

2nd consecutive +Q of positive equity growth

FROM REPORTED LOSS TO CASH BURN

$35.9M Loss from operations

of which ~$11M is non-cash items (D&A, goodwill impairment, SBC)

$31.5M Actual operating cash burn

after adjusting for non-cash items & working capital movements

EQUITY RECOVERY

–$39.5M → **$19.2M** **+$59M**

Q3 2025 trough · Q1 2026 · 6-month improvement

Driven by debt-to-equity conversions, vendor settlement, and voluntary warrant termination.

26% ecosystem revenue share (SKILLS, capability packs, etc.)

Faraday Future · Q1 2026 Financial Results

CAPITAL MARKETS

Critical Funding & Structural Adjustments

FEBRUARY · APRIL

$12M

AIxCrypto Equity Financing

Total subscription increased from $10M; $0.5M common stock + $11.5M Series C preferred stock. Anti-dilution clause terminated; replaced with fixed warrants linked to operational milestones.

APRIL

$45M

U.S. Institutional Financing

Lowest financing cost in recent years for existing shareholders; includes lock-up period — protecting shareholder interests while advancing EAI growth.

REGULATORY MILESTONES

MARCH 18

SEC Investigation Concluded

SEC formally concluded its four-year investigation — no punishment or legal action against the Company or leadership.

MARCH 20

Nasdaq 180-Day Remediation Period

Accelerate business execution, advance strategic initiatives, and fight illegal short selling to restore market confidence.

Faraday Future · First Quarter 2026 Earnings Call

SYSTEM BUILDING

AI FIRST — Governance & Closed-Loop Management

AI SYSTEM TRANSFORMATION

PPTIA → AI-PPTI

Overarching philosophy: **AI FIRST**

AI transitions from a simple auxiliary tool into a **key infrastructure** driving business growth and decision optimization — supported by an upgraded AI talent organization system.

CLOSED-LOOP CORPORATE GOVERNANCE

Strengthening management from financing → performance

- Maintain strategic continuity
- Take better responsibility for investors' investment results
- Enhance internal and external trust and cohesion

GOVERNMENT AFFAIRS · CALIFORNIA SUPPORT

California State Treasurer Fiona Ma expressed strong support for collaboration with FF's robotics business.

- California GSA government procurement list
- EAI transformation of K–12 and higher education
- Integration of EAI industry chain resources

Faraday Future · First Quarter 2026 Earnings Call

P A R T I I I 2026 Outlook Strategy · Business · System · Finance · Capital

FIVE KEY TRANSFORMATIONS

A Comprehensive Initiative for the Next Phase

Strengthening our foundation, accelerating commercialization of our AI and mobility ecosystem, and rebuilding long-term market confidence.

01	02	03	04	05
Strategy	**Business**	**System**	**Finance**	**Capital**
EAI Three-in-One execution	Robotics revenue base	AI-driven transformation	AI-powered finance system	Long-term, value-oriented

Faraday Future · First Quarter 2026 Earnings Call

STRATEGY OUTLOOK

From Capital-Driven Growth to Revenue Validation

Capital-Driven Growth → **Revenue Validation & Long-Term Ecosystem**

"Revenue-first" operating philosophy is our highest near-term priority.

NEAR-TERM

Commercial Breakthroughs

Expand user adoption; build ecosystem around EAI Brain, Open Source & Open developer platform, and data infrastructure.

MEDIUM-TERM

Scaled Growth

Transition from revenue validation to scaled growth; robotics drives revenue, EVs strengthen ecosystem.

LONG-TERM

Integrated EAI Ecosystem

Sustainable, scalable, globally replicable model — products, platforms, data, and ecosystem integration.

Faraday Future · First Quarter 2026 Earnings Call

PRODUCT, TECHNOLOGY & BUSINESS OUTLOOK

Robotics as Core Growth Engine

2026 ANNUAL SHIPPING TARGET

1,500

Units

Raised from prior 1,000-unit target

Education Ecosystem & Product Launch — early June

Demand Drivers — Four Product Lines & Key Use Cases

- **Education** *(the largest use case in the first phase of the robotics industry's B2C market)*
- Security & Inspection
- Reception & Guidance
- Performances
- University Research

Phased Product Expansion

K–12 education as initial entry point → universities, research institutions, vocational education. Humanoid robotics first; quadruped and other intelligent form factors to follow.



Faraday Future · First Quarter 2026 Earnings Call

EAI ROBOTICS PORTFOLIO

FF EAI Robotics Product Family

SPECIES 01

Humaniform



Futurist

5'7" · 152 lbs

Reception · Home · Touring

$34,990 – $119,990

+ Skill Pkg $5K – $20K



Master

4'4" · 77 lbs

Classroom · Home · Performance

$19,990 – $49,990

+ Skill Pkg $3K – $15K

SPECIES 02

Quadrupedal





Aegis

Approx. 33 lbs

Patrol · Sentry · R&D

$2,490 – $19,990

+ Skill Pkg up to $5K



Companion · Micro

Playmate · Programming · Creation

Pricing TBD

SPECIES 03

Mobile Manipulator



Coming Soon

Mobile Operations · Lab Assistant

Form: Wheeled chassis + Robotic arm

Faraday Future · First Quarter 2026 Earnings Call

SYSTEMS & ORGANIZATION

AI-PPTI Management Framework

Building upon PPTIA, evolving toward AI-PPTI — accelerating the transition to a productized, platformized, AI-native operating model.

AI	P	P	T	I
Artificial Intelligence	**Policy**	**Process**	**Tools**	**Information Technology**
Core operating capability embedded across the organization	Governance: data, AI usage, security, compliance, model oversight	Standardized, intelligent, automated workflows across functions	Enterprise AI platforms, intelligent collaboration tools	Cloud infrastructure, data systems, AI-native environment

Outcome: Greater agility, data-driven decisions, AI-enabled enterprise positioned for long-term growth.

Faraday Future · First Quarter 2026 Earnings Call

FINANCIAL OUTLOOK

Strategic Finance Empowerment

THREE LEVELS OF EMPOWERMENT

01

Mindset Shift

From "business recording" to "business collaboration and value co-creation" — finance teams alongside business on the front line.

02

AI Empowerment

AI brain embedded into accounting; automate process-driven tasks; intelligent risk detection — shifting from reactive to active prevention.

03

Process Redesign

Under the new "AI + human" management model — redesign financial management & operational analysis processes; dynamically optimized.

BY END OF 2026 — FINANCIAL GOALS

- Steady balance sheet improvement & scaled device revenue with positive unit gross margin
- Timely, consistent disclosure — fully meeting SEC compliance requirements
- EAI-tailored financial analysis system providing real-time decision guidance

Faraday Future · First Quarter 2026 Earnings Call

CAPITAL OUTLOOK

Long-Term, Value-Oriented Capital Structure

$ Internally Generated Revenue

Rely on internally generated revenue and operating cash flow as primary financial foundation.

↓ Reduce High-Cost Short-Term Debt

Gradually upgrade financing approach; reduce dependence on high-cost short-term debt.

★ Attract Long-Term Capital

Engage strategic and institutional investors to reshape a healthier, more stable capital and stockholder structure.

REGAINING NASDAQ COMPLIANCE

Preferred approach is to let the price recover naturally through operational improvements

- Scale EAI business — full-year 2026 robotics shipment target raised to 1,500 units
- Strengthen capital markets engagement & investor communication
- Collective shareholding plan for senior executives and employees
- Legal action against illegal short selling and market manipulation

Faraday Future · First Quarter 2026 Earnings Call

Q& A I N V E S T O R Q U E S T I O N S Open the Floor Addressing a selection of shareholder questions submitted in advance. A P P E N D I X Unaudited balance sheets and financial statements as of and for the three months ended March 31, 2026.

APPENDIX – Q1 2026 CONSOLIDATED BALANCE SHEETS (1/2) December 31, 2025 March 31, 2026 (In thousands) Assets Current assets $ 34,927 $ 12,231 Cash and cash equivalents 27 29 Restricted cash 10,250 6,197 Digital assets 257 273 Accounts receivable 343 385 Notes receivable, net of allowance for credit losses of $4,698 and $4,555 and on March 31, 2026, and December 31, 2025, respectively 3,258 1,465 Inventory, net (see Note 4) 10,499 13,758 Deposits (see Note 5) 8,963 7,565 Other current assets (see Note 5) 68,524 41,903 Total current assets 155,303 146,932 Property, plant and equipment, net 4,950 14,861 Operating lease right - of - use assets, net 4,639 4,647 Intangible assets, net 25,764 23,692 Goodwill 18,682 18,106 Other non - current assets (see Notes 4 and 5) $ 277,862 $ 250,141 Total assets Liabilities and stockholders’ equity Current liabilities $ 57,277 $ 53,366 Accounts payable 45,499 42,134 Accrued expenses and other current liabilities (see Note 7) 13,179 12,988 Related party accrued expenses and other current liabilities (see Note 7) 1,950 960 Warrant liabilities 19,933 14 Related party accrued interest 951 1,005 Other financing liabilities, current portion 1,443 1,583 Operating lease liabilities, current portion 4,432 4,349 Notes payable, current portion 3,507 1,510 Related party notes payable 148,171 117,909 Total current liabilities Faraday Future · First Quarter 2026 Earnings Call

APPENDIX – Q1 2026 CONSOLIDATED BALANCE SHEETS (2/2) December 31, 2025 March 31, 2026 (In thousands) 46,867 47,714 Other financing liabilities, long term portion 3,471 12,165 Operating lease liabilities, long term portion 56,234 42,018 Notes payable, long term portion 772 2,682 Related party notes payable, long term portion 10,042 5,229 Derivative call options 2,504 1,065 Related party derivative call options 2,042 2,118 Other liabilities 270,103 230,900 Total liabilities Commitments and Contingencies Stockholders’ equity (deficit) 21 29 Class A Common Stock, 0.0001 par value; 307,855,751 and 228,041,297 shares authorized; 282,409,695 and 199,130,727 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively — — Class B Common Stock, 0.0001 par value; 4,429,688 shares authorized; 6,667 shares issued and outstanding as of March 31, 2026 and December 31, 2025 — — Preferred Stock, 0.0001 par value; 12,087,265 and 5,931,000 shares authorized as of March 31, 2026 and December 31, 2025 respectively; zero and one shares issued and outstanding as of March 31, 2026 and December 31, 2025 respectively — — Series B Preferred Stock, $0.0001 par value; 12,000,000 and 12,000,000 shares authorized as of March 31, 2026 and December 31, 2025 respectively; 6,128,378 and 7,184,760 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 4,673,866 4,728,901 Additional paid - in capital 3,817 2,573 Accumulated other comprehensive income (4,705,042) (4,743,898) Accumulated deficit (27,338) (12,395) Total stockholders’ deficit attributable to the Company 35,097 31,636 Noncontrolling interest 7,759 19,241 Total stockholders' equity $ 277,862 $ 250,141 Total liabilities and stockholders’ equity Faraday Future · First Quarter 2026 Earnings Call

APPENDIX – Q1 2026 CONSOLIDATED INCOME STATEMENT (1/2) Three Months Ended March 31 (In thousands) 2025 2026 $ 316 $ 512 Revenue 21,381 11,890 Cost of revenue (21,065) (11,378) Gross profit Operating expenses 6,419 6,990 Research and development 2,629 5,616 Sales and marketing 13,674 9,195 General and administrative 44 328 Loss on disposal of property, plant, and equipment — 2,255 Impairment of intangible assets, including goodwill — 143 Credit loss expense - short - term note receivable 22,766 24,527 Total operating expenses (43,831) (35,905) Loss from operations 51,458 2,771 Change in fair value of notes payable, warrant liabilities, and derivative call options (277) 1,439 Change in fair value of related party notes payable, warrant liabilities, and derivative call options (15,920) (8,431) Loss on settlement of notes payable (1,180) — Loss on settlement of related party notes payable (2,302) (2,478) Interest expense — (1,946) Net loss on digital assets 1,784 2,252 Other income, net (10,268) (42,298) Loss before income taxes (10) (19) Income tax expense (10,278) (42,317) Net loss Faraday Future · First Quarter 2026 Earnings Call

APPENDIX – Q1 2026 CONSOLIDATED INCOME STATEMENT (2/2) Three Months Ended March 31, (In thousands) 2025 2026 — 3,461 Less: Net Loss attributable to noncontrolling interest $ (10,278) $ (38,856) Net Loss attributable to Faraday Future Intelligent Electric Inc. Per share information (See Note 16): Net loss per share of Class A and B Common Stock attributable to common stockholders: $ (0.14) $ (0.18) Basic $ (0.14) $ (0.18) Diluted Weighted average common shares used in computing net loss per share of Class A and Class B Common Stock: 75,749,893 214,502,895 Basic 75,749,893 214,502,895 Diluted Total comprehensive loss $ (10,278) $ (42,317) Net loss 306 (1,244) Foreign currency translation adjustment $ (9,972) $ (43,561) Total comprehensive loss Faraday Future · First Quarter 2026 Earnings Call

APPENDIX – Q1 2026 CONSOLIDATED STATEMENT OF CASH FLOWS (1/2) Three Months Ended March 31 (In thousands) 2025 2026 Cash flows from operating activities $ (10,278) $ (42,317) Net loss Adjustments to reconcile net loss to net cash used in operating activities: 17,527 8,081 Depreciation and amortization expense 553 1,010 Amortization of operating lease right - of - use assets 814 1,340 Non - cash interest expense — 1,946 Loss on digital assets, net 44 328 Loss on disposal of property and equipment, net — 2,255 Impairment of intangible assets, including goodwill 301 (802) Stock - based compensation — 143 Credit loss expense — (185) Accrued interest on short - term note receivable — 338 Payments for operating expenses made with digital assets 15,920 8,431 Loss on settlement of notes payable 1,180 — Loss on settlement of related party notes payable (295) — H.S.L. SRL. settlement adjustment (51,458) (2,771) Change in fair value of notes payable, warrant liabilities, and derivative liabilities 277 (1,439) Change in fair value of related party notes payable, warrant liabilities, and derivative — (267) Other Changes in operating assets and liabilities (664) (16) Accounts receivables 362 2,029 Inventory (2,823) (2,678) Deposits (651) (3,761) Accounts payable 6,945 (1,644) Accrued expenses and other current and non - current liabilities 139 (349) Related party accrued expenses and other current and non - current liabilities (703) (2,521) Operating lease liabilities 2,515 1,377 Other current and non - current assets (20,295) (31,472) Net cash used in operating activities Faraday Future · First Quarter 2026 Earnings Call

APPENDIX – Q1 2026 CONSOLIDATED STATEMENT OF CASH FLOWS (2/2) (In thousands) Three Months Ended March 31 2025 2026 Cash flows from investing activities — (338) Purchase of digital assets — 2,107 Sale of digital assets (1,568) (221) Payments for property and equipment — (274) Payments for intangible assets (1,568) 1,274 Net cash provided (used in) investing activities Cash flows from financing activities 22,000 8,820 Proceeds from notes payable, net of original issuance discount 1,876 — Proceeds from related party notes payable, net of original issuance discount 1,133 — Proceeds from other financial obligations (99) (487) Payments of notes payable issuance costs (309) (353) Payments of notes payable and other financing obligations — (145) Payments of related party notes payable 24,601 7,835 Net cash provided by financing activities (419) (331) Effect of exchange rate changes on cash and restricted cash 2,319 (22,694) Net increase in cash and restricted cash 7,174 34,954 Cash and restricted cash, beginning of period $ 9,493 $ 12,260 Cash and restricted cash, end of period Faraday Future · First Quarter 2026 Earnings Call